UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ___]

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

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[X] Preliminary Proxy Statement.

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ] Definitive Proxy Statement.

[ ] Definitive Additional Materials.

[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12.

Nicholas Income Fund, Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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_________________________________________________________

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_________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:___________________________________________________________

NICHOLAS INCOME FUND, INC.

[LOGO]

700 North Water Street

Milwaukee, Wisconsin 53202

September   , 2004

Dear Fellow Stockholder:

We are requesting your participation in a special meeting of stockholders of Nicholas Income Fund, Inc., a Maryland corporation (the "Fund"), to be held on October   , 2004, at ________________ [a.m./p.m.] at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202 (the "Special Meeting"). This is an important meeting, as the Board of Directors of the Fund (the "Board of Directors") is asking you to, among other things, amend some of the Fund's investment restrictions in order to provide the Fund with greater flexibility to respond to changes in the market with investment policies that reflect evolving legal requirements and investment environments. The Board of Directors believes that updating these restrictions will make them substantially consistent with the investment restrictions of peer funds and facilitate achievement of the Fund's investment objectives.

Same Fund Investment Objectives and Strategies

The Fund's investment objectives and strategies will remain the same. None of the proposals are expected to have a material effect on the way the Fund is managed except that they should promote a more efficient administrative environment. Moreover the Board of Directors expects that the changes will better position the Fund to respond to shifts in the market in a manner consistent with its investment objectives and strategies.

The Board of Directors of the Fund has reviewed and approved each of the proposals and believes such proposals are in the best interests of and will benefit the Funds' stockholders, and unanimously recommends that you vote FOR each proposal.

The specific proposals are described in detail in the enclosed Notice of Special Meeting and Proxy Statement. We encourage your prompt consideration of these materials and participation in voting on the various proposals.

Your Vote Is Important

Stockholders are invited to attend the Special Meeting in person, however, we realize that this may not be possible for all stockholders. Whether or not you plan to be present at the meeting, your vote is important and we encourage you to vote promptly using one of the following options: BY TOLL-FREE TELEPHONE CALL, BY INTERNET TRANSMISSION OR BY INDICATING VOTING INSTRUCTIONS BY RETURNING TO US THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE ENCLOSED AFTER COMPLETING AND SIGNING IT. If we do not receive sufficient votes at the Special Meeting to approve these proposals, it may be necessary to conduct a further mailing or a telephone solicitation.

We look forward to seeing you at the Special Meeting or receiving your proxy card(s) so your shares may be voted at the Special Meeting. If you have any questions regarding the enclosed materials or the execution of your vote, please contact us at 1-800-227-5987. We will be happy to answer any questions you may have.

  Very truly yours,

  /s/ Albert O. Nicholas

NICHOLAS INCOME FUND, INC.

700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER ___, 2004

Please take notice that a special meeting of stockholders of Nicholas Income Fund, Inc., a Maryland corporation (the "Fund") will be held on October __, 2004 at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at _______ [a.m./p.m.], local time (the "Special Meeting"), for the following purposes:

The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

1. To elect four directors to the board of directors of the Fund (the "Board of Directors");

2. To amend and restate the articles of incorporation of the Fund to:

- permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes or series of capital stock of the Fund;

- set forth the shareholder voting requirements of the Fund;

- set forth the quorum requirements of the Fund; and

- provide for the indemnification of the Fund's officers and directors.

3. To amend Section 8 of Article VII of the Fund's bylaws;

4. To change certain investment policies of the Fund, including, without limitation, the elimination of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

5. To ratify the appointment of the Fund's auditors for the 2004 fiscal year; and

6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any such other business.

Only stockholders of record as of the close of business on August ___ , 2004 may vote at the Special Meeting or any adjournments or postponements of the Special Meeting. Your vote is important. No matter how many shares you own, please review the materials and vote today. You can vote easily and quickly by mail, toll-free telephone call, or over the Internet. Just follow the instructions that appear on your enclosed proxy card. If you wish to attend the Special Meeting and vote your shares in person at that time, at your request your previously received proxy will be revoked and you will be able to do so.

Dated: September ______, 2004. By Order of the Board of Directors of Nicholas Income Fund, Inc.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

For your convenience, we are providing a brief overview in question and answer format of the matters to be voted upon at the upcoming special meeting of stockholders (the "Special Meeting"). This overview may not contain all of the information that is important to you. We urge you to carefully read this proxy statement and the other documents that we refer to herein. These documents will give you a more complete description of the actions that we are proposing.

Q.         WHAT PROPOSALS AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING?

A.         The Special Meeting is being held to consider the following proposals:

- The election of directors of the Fund;

- The amendment and restatement of the articles of incorporation of the Fund;

- The amendment of Section 8 of Article VII of the Fund's bylaws;

- The amendment, redesignation and elimination of certain investment policies of the Fund; and

- The ratification of the appointment of auditors for the Fund.

Q.         WHY ARE THE ARTICLES OF INCORPORATION AND BYLAWS BEING AMENDED?

A.         The board of directors of the Fund (the "Board of Directors") is proposing the amendments to the Fund's articles of incorporation and bylaws to update these charter documents to reflect current state and Federal laws and to establish a more flexible structure for future development. In addition, the Board of Directors seeks to promote consistent administrative practices among the Funds in the Nicholas family of funds by standardizing certain charter provisions of the Fund.

The boards of directors of three other funds in the Nicholas fund family – Nicholas Equity Income Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. – are recommending that similar changes be made to the articles of incorporation and bylaws of those funds. The Board of Directors believes that these changes will promote administrative convenience and provide stockholders with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of administrative policies and procedures among certain funds in the Nicholas fund family.

Q.         WHAT ARE THE CONSEQUENCES OF THE AMENDMENTS OF THE ARTICLES OF INCORPORATION TO MY FUND?

A.         As a result of the change:

1.         The Board of Directors may authorize additional classes or series of stock of the Fund and allow the Board of Directors to amend the articles of incorporation without shareholder approval to the extent permitted by applicable law. These changes to the articles of incorporation will not otherwise result in a material change to your rights as a stockholder of the Fund.

2.         Matters that must be submitted to the stockholders of the company may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable stockholder votes otherwise required under Maryland law. Section 2-10 of Maryland General Corporation Law ("MGCL"), provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter.

3.         The quorum required for votes on matters presented to the stockholders will be set forth in the articles of incorporation. The quorum provisions are currently described in the bylaws of the Fund. The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions affecting the rights of the stockholders in the articles of incorporation.

4.         The articles of incorporation will include a provision providing for the indemnification of the Fund officers and directors. The Fund's indemnification obligations are currently described in the bylaws of the Fund. The board of directors believes that it is in the best interest of the Fund to set forth provisions the indemnification provisions in the articles of incorporation of the Fund.

Q.         WHAT ARE THE CONSEQUENCES OF THE BYLAW AMENDMENTS TO MY FUND?

A.         As a result of the changes, the Board of Directors may amend the bylaws without obtaining stockholder approval. This change will give the Board of Directors the ability to modernize the current bylaws in the short term and to amend the bylaws to reflect changes in corporate governance norms from time to time. Currently, certain sections of the Fund's bylaws may not be amended without stockholder approval. Some of these sections include legal limitations applicable to the Fund that were once required by state law. Many of these limitations no longer prevail and the board of directors anticipates that it will amend or eliminate such provisions in the near future as a part of its effort to modernize the Fund's bylaws. The Board of Directors believes that the Fund will benefit from the added flexibility that this amendment will give to the directors, but does not believe that it will have a significant impact on the daily operations of the Fund. For example:

- The Fund will have the same investment objectives, the same investment restrictions (subject to approval of the recommended changes described in this proxy statement), the same investment adviser and portfolio manager(s), the same transfer agent and custodian and the same auditors following the adoption of the bylaw amendments;

- The investments of the Fund will continue to be supervised by Nicholas Company, Inc. and no change will be made to the advisory contract currently in effect between the Fund and Nicholas Company. The advisory fees payable to Nicholas Company will be the same;

- The Fund will continue to operate with the same fiscal year end;

- The Fund will continue to have the same dividend and distribution policy; and

- The Fund will continue to offer the same stockholder services as offered immediately prior to the bylaw amendments.

Q.         WHAT IMPACT WILL CHANGING CERTAIN OF THE FUNDAMENTAL INVESTMENT POLICY RESTRICTIONS HAVE ON THE FUND?

A.         The Fund is required to have certain fundamental investment restrictions, meaning that the Fund may not change these restrictions without stockholder approval. The Fund currently has certain fundamental investment restrictions that may be designated as non-fundamental, are no longer required or are unnecessarily restrictive. The proposed changes to the fundamental investment restrictions will not impact the way the Fund is managed or its investment objective.

Q.         HAS THE FUND'S BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A.         Yes. The Board of Directors of the Fund, including the non-interested directors, has reviewed and approved each of the proposals on which you are being asked to vote. The Board of Directors unanimously recommends that you vote in favor of each proposal.

Q.         WHEN AND HOW SHOULD I VOTE?

A.         Please vote as soon as possible by:

Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided; or

Telephone: Call the toll-free number on your proxy card. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services; or

Internet: Log on to the website on your proxy card if your shares are registered in your name. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

Q.         WHO IS PAYING THE COST OF THE STOCKHOLDER MEETING AND OF THIS PROXY SOLICITATION?

A.         The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by the Fund.

NICHOLAS INCOME FUND, INC.

700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER ___, 2004

PROXY STATEMENT

This proxy statement is being furnished to stockholders of Nicholas Income Fund, Inc., a Maryland corporation (the "Fund"). The board of directors of the Fund (the "Board of Directors") is soliciting proxies from stockholders on behalf of the Fund for use at the special meeting of stockholders of the Fund, to be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, at _____ [a.m./p.m.], local time, on October ___, 2004, and at any and all adjournments or postponements thereof (the "Special Meeting"). This proxy statement, the notice of meeting and the proxy card are first being mailed to stockholders on or about September __, 2004.

At the Special Meeting, each full stockholder of the Fund is entitled to one vote on each proposal for each share owned as of the record date. None of the matters to be presented at the Special Meeting will entitle any stockholder to cumulative voting or appraisal rights.

Matters to be Considered at the Special Meeting

The Special Meeting is being held to consider a number of matters as outlined in the accompanying notice of Special Meeting and as set forth below. At this time, we know of no other business to be brought before the Special Meeting. However, if any other matters arise, the persons named as proxies will vote upon such matters according to their best judgment.

The following table summarizes the proposals to be voted on at the Special Meeting:

1.  To elect four directors to the Board of Directors;

2.  To amend and restate the articles of incorporation of the Fund to:

- permit the Board of Directors of the Fund to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes or series of capital stock of the Fund;

- set forth the shareholder voting requirements of the Fund;

- set forth the quorum requirements of the Fund; and

- provide for the indemnification of the Fund's officers and directors.

3. To amend Section 8 of Article VII of the Fund's bylaws;

4. To change certain investment policies of the Fund, including, without limitation, the elimination of certain fundamental investment policies of the Fund, and in some cases, redesignation of such policies as non-fundamental;

5. To ratify the appointment of the Fund's auditors for the 2004 fiscal year; and

6. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any such other business.

Record Date and Outstanding Shares

Only those shareholders owning shares as of the close of business on August _____, 2004 (the "Record Date") may vote at the meeting or any adjournments or postponements of the meeting. Shares of the Fund will vote as a single class as to each proposal. On the Record Date, ________________ shares of common stock of the Fund were outstanding and the Fund had no other class of equity securities outstanding.

When we use the terms "you," "your," or "yours," we mean stockholders of the Fund of record as of the Record Date.

Quorum, Abstentions, Broker Non-Votes and Adjournments

In order for the Special Meeting to go forward, there must be a quorum. This means that at least a majority of the Fund's outstanding shares must be represented at the meeting either in person or by proxy, although a vote of a larger percentage of the Fund's outstanding shares is required for approval of certain proposals.

Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast, as with Proposal 1, abstentions have no effect on the outcome of the vote. However, with respect to proposals where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, as is the case with Proposals 2, 3 and 5, an abstention or broker non-vote will have the effect of a vote "AGAINST" the respective proposals. Similarly, with respect to Proposal 4, where the vote required to approve the matter is the affirmative vote of the holders of either (i) a percentage of the total number of votes entitled to be cast or (ii) a percentage of the voting securities present at the meeting, an abstention or broker non-vote will have the effect of a vote "AGAINST" the proposal.

If a quorum is not obtained, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring stockholder attention, the chairman of the Special Meeting or the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in the proxy statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received or it is otherwise appropriate.

Votes Required to Approve the Proposals

Proposal 1: Election of Directors to the Board of Directors of the Fund

The proxy being provided by the Board of Directors enables the Fund's stockholders to vote for the election of nominees proposed by its board, or to withhold the authority to vote for the nominees being proposed. The articles of incorporation of the Fund do not provide for cumulative voting; therefore, the four nominees for the Fund receiving the most votes will be elected directors of the Fund.

Proposal 2: Approval of the Amendment and Restatement of the Fund's Articles of Incorporation

The approval of the amendments to the articles of incorporation by stockholders of the Fund requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Proposal 3: Approval of the Amendment of the Fund's Bylaws

The approval of the bylaw amendment by stockholders of the Fund requires the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Proposal 4: Approval of Changes to, or Elimination of, Certain of the Fund's Fundamental Investment Policies and, in Certain Cases, Redesignation of such Policies as Non-fundamental

Approval of these proposals by stockholders of the Fund requires the affirmative vote of the lesser of:

(1) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or

(2) more than 50% of the outstanding voting shares of the Fund,

with respect to each proposal.

Proposal 5: Ratification of the Selection of Independent Auditors

Ratification of the selection of Deloitte & Touche LLP as the independent auditors of the Fund requires the affirmative vote of a majority of the votes cast at the meeting, provided a quorum is present.

Solicitation and Revocation

You are requested to vote as soon as possible by:

Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided; or

Telephone: Call the toll-free number on your proxy card. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services; or

Internet: Log on to the website on your proxy card if your shares are registered in your name. If your shares are registered in street name, please follow the instructions provided to you by ADP Investor Communication Services.

(See "Electronic Voting Alternatives" below for more information regarding electronic voting options.)

You may revoke your proxy at any time up until voting results are announced at the meeting. You can do this by writing to the Fund's Secretary, or by voting in person at the meeting and notifying the Fund that you are revoking your previously executed proxy. In addition, you can revoke a prior proxy simply by voting again – the proxy last received by the Fund at the time of the meeting will effectively revoke any previous proxy received. For those initially voting by either telephone or over the Internet, follow the same instructions on your original proxy card to vote again. If you originally voted by mail, or otherwise need a new proxy, please call us at 1-800-544-6547, and a new proxy will be sent to you. If you return an executed proxy card without instructions, your shares will be voted FOR each proposal.

Electronic Voting Alternatives

You are able to vote your shares by telephone or over the Internet. Submitting your proxy electronically will not affect your right to vote in person if you decide to attend the special meeting.

Shares Registered in Your Name

If your shares are registered directly with U.S. Bancorp Fund Services, LLC, you may vote your proxy telephonically by calling the telephone number on your proxy card or over the Internet by going to the website on your proxy card using your Internet browser. Votes submitted by telephone or over the Internet must be received by _______ [a.m./p.m.], Central Time, on September ____, 2004.

Shares Registered in the Name of a Brokerage Firm or Bank

Numerous brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers electronic voting alternatives. This program is different from the program offered by U.S. Bancorp Fund Services for electronic voting of shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or over the Internet by going to the website referenced on your voting form. Votes electronically submitted through the ADP program must be received by the time indicated on the materials enclosed regarding electronic voting through the ADP program.

Cost and Method of Proxy Solicitation

The expenses relating to the matters submitted for stockholder approval herein and the expenses of holding the stockholder meeting will be paid by the Fund as follows:

The Fund will pay the costs of preparation of the portion of the proxy statement relating to matters including legal, accounting and other fees and expenses, the costs of printing and distribution of the proxy statement, the expenses of soliciting proxies in connection with the special stockholder meeting, the expenses of holding the stockholder Special Meeting, and the expenses relating to the preparation and filing of any post-effective amendment to the Form N-1A Registration Statement of the Fund and any filing fees with any state securities commission

In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Nicholas Company and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, facsimile or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Nicholas Company may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy materials to beneficial owners.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a fund shareholder of record. If you would like an additional copy of this Proxy Statement, please contact us at 1-800-544-6547 or in writing at 700 North Water Street, Ste. 1010, Milwaukee, Wisconsin 53202. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact us in writing at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

MATTERS TO BE VOTED ON AT THE SPECIAL MEETING

The following is a tabular summary of matters to be voted on at the Special Meeting. A discussion of each proposed change, the effect of such change if adopted and the Board of Director's reason for recommending such change follows.
Proposal 1: Election of Four Directors

Proposal 2: Amendment and Restatement of the Articles of Incorporation

2(a) To permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more other classes or series of capital stock of the Fund by setting or changing, in any one or more respect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock, without seeking stockholder approval.

2(b) To provide that in accordance with Section 2-104(b)(5) of the MGCL, the vote of a majority of the votes of all shares entitled to be cast in order to take or authorize an action is required to take or authorize such action, notwithstanding any other provisions of MGCL.

2(c) To establish the quorum requirement of the Fund as follows: the presence in person or by proxy of one-third of the capital stock of the Fund entitled to vote, except with respect to matters which by law require the approval of one or more classes of capital stock in which the case the presence in person or by proxy of the holders of one-third of the shares of capital stock of each Class entitled to vote on the matters shall constitute a quorum.

2(d) To set forth a provision providing for the indemnification by the Fund of the Fund's officers and directors to the extent permitted by applicable law.

Proposal 3: Amendment and Restatement of the Bylaws of the Fund

To permit the Board of Directors to amend the Fund's bylaws without seeking stockholder approval.

Proposal 4: Changes to Certain Investment Restrictions

4(a) To eliminate the fundamental restriction on investing in options, purchasing securities on margin and short selling.

4(b) To amend the fundamental restriction on loans.

4(c) To amend the fundamental restriction on real estate and commodity investment.

4(d) To amend the fundamental restriction on borrowing and issuing senior securities.

4(e) To eliminate the fundamental restriction on investing for control or management.

4(f) To reclassify the fundamental restriction on issuer concentration.

4(g) To amend the fundamental restriction on industry concentration.

4(h) To eliminate the fundamental restriction on related party ownership.

4(i) To eliminate the fundamental restriction on pledging of Fund assets.

4(j) To eliminate the fundamental restriction on participation in joint trade accounts.

4(k) To amend and reclassify the fundamental restriction on investment in registered investment companies.

4(l) To eliminate the fundamental restriction on underwriting activities.

4(m) To eliminate the fundamental restriction on investment in unseasoned companies.

Proposal 5: Ratification of the Appointment of Independent Auditors

PROPOSAL 1.

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF

NICHOLAS INCOME FUND, INC.

The stockholders of the Fund are being asked to elect four nominees to the Board of Directors. The four nominees are:

Albert O. Nicholas

Robert H. Bock

Timothy P. Reiland

Jay H. Robertson

Messrs. Bock, Reiland and Robertson are non-interested director nominees, while Mr. A. Nicholas is an interested director nominee, as defined by the 1940 Act. The three directors who currently serve on the board are Messrs. Bock, A. Nicholas and Robertson. If you elect the slate of directors nominated here, then 75% of the individuals serving on the Board of Directors will qualify as non-interested directors.

If elected, each director will serve until the next meeting of stockholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four nominees. The affirmative vote of the holders of a plurality of the Fund's shares represented at the meeting is required for the election of a director to the Board of Directors of the Fund. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of Nicholas Income Fund, Inc. have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the directors.

Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

NON-INTERESTED NOMINEES

Name and Age*	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Robert H. Bock (Age: 72)	Director	1 year	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to present.	5	None
Timothy P. Reiland (Age: 47)	N/A	N/A	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc.,(2) October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1999, Tucker Anthony Incorporated was known as Tucker Anthony Cleary Gull. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland & McDevitt Inc. He is a Chartered Financial Analyst.	5	None
Jay H. Robertson (Age: 52)	Director	9 years	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None

___________________________________

* Address for all of the individuals listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

(1) Until duly elected or re-elected at the next meeting of stockholders called for the purpose of electing directors, if any, or until their successors are duly elected and qualified.

(2) Certain officers of the Fund have an investment in Musicnotes, Inc.

INTERESTED NOMINEES

Name and Age*	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Albert O. Nicholas(1) (2) (Age: 73)	President and Director	26 years

Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc.; and Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds since the time the Adviser managed them. He was the Co-Portfolio Manager of Nicholas Income Fund, Inc. from April 2001 to April 2004. He formerly was the sole Portfolio Manager of this fund since the time the Adviser managed it. He is a Chartered Financial Analyst.

				6	None

____________________________

* Address for all of the individuals listed is 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202.

(1) Until duly elected or re-elected at the next meeting of stockholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

(2) "Interested persons" of Nicholas Company, the investment adviser, as that term is defined in the 1940 Act.

Additional information regarding the Board of Directors may be found in the section of this proxy statement entitled "Additional Information Regarding Directors of Nicholas Income Fund, Inc."

PROPOSAL 2.

APPROVAL OF THE AMENDMENT AND RESTATEMENT

OF THE

ARTICLES OF INCORPORATION

OF NICHOLAS INCOME FUND, INC.

The Board of Directors recommends that you approve the proposed change to the articles of incorporation of the Fund. If the stockholders approve the amendment and restatement of the Fund's articles of incorporation, the Fund will take action to implement the amendment and restatement by filing the appropriate charter documents with the Maryland Department of Assessments and Taxation. Except as described herein, the changes to the articles of incorporation are not intended to result in any material change to the day-to-day operations of the Fund. The amended and restated articles (the "New Articles") will be materially unchanged from the current articles of incorporation (the "Old Articles") except as described below.

Proposal 2(a): Director Authority To Classify and Reclassify Unissued Shares of the Fund

This proposal would authorize the amendment of Article Fourth of the articles of incorporation of the Fund to permit the Board of Directors to classify or reclassify any unissued shares of capital stock of the Fund from time to time and thereby create one or more classes of capital stock of the Fund by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. Article IV of the New Articles will provide as follows:

A. (i) The aggregate number of shares of capital stock of all classes which the Corporation shall have the authority to issue is one hundred million (100,000,000) shares of common stock, having a par value of One Cent ($0.01) per share for all authorized shares, amounting to an aggregate par value of $1,000,000.

(ii) In the exercise of the powers granted to the Board of Directors pursuant to Section 1(d) of this Article IV, the Board of Directors designates one class of [_______________] shares of common stock of the Corporation. The balance of the [____________] shares may be issued by the Board of Directors in the above-noted class, or in any new class each comprising such number of shares and having such designations, limitations and restrictions thereof as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors.

(iii) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the Investment Company Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the total number of shares of capital stock or the number of shares of capital stock of any class that the Corporation has authority to issue.

(iv) The Board of Directors of the Corporation shall have the power and authority, without the approval of the holders of any outstanding shares, to classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of such shares of stock.

The Board of Directors has considered these proposed changes to the Old Articles, and concluded that they are necessary to provide the directors with the flexibility to make decisions regarding the Fund's share distribution and governance without incurring the delays and expenses associated with obtaining stockholder approval. For example, the New Articles will empower the board of directors to make timely strategic changes regarding distribution of the Fund's shares and with respect to corporate governance, which would benefit the existing stockholders by promoting:

- The prospective economies of scale for all classes of the common stock of the Fund as the Fund's assets increase,

- The ability to allocate to each particular class of common stock of the Fund expenses related solely to that particular class,

- The improved ability to provide services focused separately on investors who elect to invest in certain classes, and

- The increased availability of the Fund's shares of common stock to those potential investors who utilize intermediaries.

Proposal 2(b): Designation of Shareholder Vote Requirement

This proposal will change the number of votes required to approve matters that must be authorized by the stockholders of the Fund. If you adopt the proposal, matters that must be submitted to the stockholders of the company may be approved upon the affirmative vote of no less than a majority of the stockholders, regardless of the proportion of favorable stockholder votes otherwise required under Maryland law. The New Articles will provide as follows:

Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all shares of any Series or Classes of the Corporation's capital stock entitled to be cast in order to take or authorize any action, pursuant to Section 2-104(b)(5) of the Maryland General Corporation Law, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirement of the Investment Company Act, as from time to time in effect, or rules or orders of the SEC or any successor thereto.

Section 2-10 of Maryland General Corporation Law, provides that a corporation may include in its articles of incorporation a provision that requires a lesser proportion of the votes of all classes or of any class of stock than the proportion that is prescribed by Maryland law, as long as the proportion is not less than a majority of all the votes entitled to be cast on the matter. This change to the Old Articles will contribute to streamlining the administration of the Fund.

Proposal 2(c): Designation of Quorum Requirements

This proposal will add a provision to the articles of incorporation setting forth the number of shares of common stock that must be present at a meeting of stockholder (in person or by proxy) in order to establish a quorum for purposes of stockholder votes on matters presented to the stockholders for consideration. The New Articles will provide as follows:

The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation entitled to vote shall constitute a quorum at any meeting of shareholders, except with respect to any matter which by law requires the approval of one or more Series or Classes of capital stock in which case the presence in person or by proxy of the holders of one-third of the shares of capital stock of each Series or Class entitled to vote on the matter shall constitute a quorum.

The quorum provisions are currently described in the bylaws of the Fund. The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions affecting the rights of the stockholders in the articles of incorporation. If this proposal is approved, the Board of Directors will amend the bylaws to remove the quorum provision or to amend it to mirror the provisions included in the New Articles.

Proposal 2(d): Addition of an Indemnification Provision

This proposal will add to the articles of incorporation a provision setting forth the Fund's commitment to indemnify its officers and directors. The New Articles will provide as follows:

The Corporation shall indemnify and advance expenses to its current acting and its former officers and directors to the fullest extent that indemnification of officers and directors is permitted by the Maryland General Corporation Law. The Board of Directors may, through the Bylaws, a resolution or by agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. References to the Maryland General Corporation Law in this Article X are to the law as from time to time amended. No amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article X based on any event, omission or proceeding prior to such amendment.

The Board of Directors believes that it is in the best interest of the stockholders to set forth provisions regarding indemnification in its articles of incorporation. If this proposal is approved, the Board of Directors will amend the bylaws to remove the indemnification provision or to amend it to mirror the provisions included in the New Articles.

After review of the information and representations provided them, the Board of Directors determined that the proposed changes to the Fund's articles of incorporation would be in the best interest of the Fund and its stockholders.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE FUND.

PROPOSAL 3.

APPROVAL OF THE AMENDMENT OF THE BYLAWS OF

NICHOLAS INCOME FUND, INC.

The Board of Directors recommends that you approve the amendment of the Fund's bylaws. Except as described herein, the Board of Directors does not expect the amendment to result in any material change to the day-to-day operations of the Fund.

Currently, Section 8 of Article VII of the Fund's bylaws provides as follows:

Section 8. Amendments. The board of directors shall have the power to alter or repeal any bylaws of the corporation and to make new bylaws, except that the board shall not alter or repeal any bylaw made by the shareholders and shall not alter or repeal Section 3 of Article III, Sections 2, 3, 6 and 7 of Article IV, Sections 3 through 8 of Article VI and Sections 6 through 8 of Article VII. The shareholders shall have the power at any meeting, if notice thereof be included in the notice of such meeting, to alter or repeal any bylaws of the corporation and to make new bylaws.

The amended Section 8 will provide as follows:

Section 8. Amendments. These bylaws may be adopted, amended or repealed by vote of the holders of a majority of the Corporation's shares, as defined in the 1940 Act, at any annual or special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment shall have been contained in the notice of the meeting. The Directors may adopt, amend or repeal any bylaw by majority vote of all of the Directors in office at any regular meeting of the Directors, or at any special meeting of the Directors if notice of the proposed bylaw, amendment or repeal shall have been included in the notice of such meeting.

Certain sections of the Fund's current bylaws may not be amended without stockholder approval. This change gives the Board of Directors the ability to amend any bylaws of the Fund without incurring the expense and delay associated with obtaining stockholder approval. Accordingly, the Board of Directors will have greater flexibility to adapt the bylaws, where appropriate, to changes in the regulatory environment and in corporate governance norms. If the amendment is approved, the Board of Directors expects to change the bylaws in the near future to modernize them by amending certain provisions and eliminating other provisions that are unnecessarily included in the bylaws.

Appendix A to this proxy statement sets forth the sections of the Fund's bylaws that currently may not be amended without stockholder approval. We encourage you to review Appendix A carefully before making your decision. If you approve the proposed amendment, stockholder approval will no longer be required and the provisions set forth in Appendix A may be amended by a majority vote of the Board of Directors.

After review of the information and representations provided them, the Board of Directors determined that the proposed amendment to the Fund's bylaws would be in the best interest of the Fund and its stockholders.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE BYLAWS OF THE FUND.

PROPOSAL 4.

APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL

INVESTMENT RESTRICTIONS OF

NICHOLAS INCOME FUND, INC.

About The Fund's Investment Policies

The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without stockholder approval. Restrictions and policies that the Fund has not designated as being fundamental policies are considered to be non-fundamental policies, which may be changed without stockholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

Modernizing The Fund's Investment Policies

The Board of Directors has reviewed the Fund's current fundamental policies and has concluded that certain policies should now be revised, removed or redesignated as non-fundamental in order to facilitate administration of the Fund. Some of the Fund's current investment policies and restrictions limit the portfolio manager from investing in a security that is both consistent with the investment objective of the Fund and is considered by the portfolio manager to be a good investment for the Fund. Furthermore, the Fund has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory, business and industry requirements that no longer prevail. Therefore, with these proposals the Board of Directors intends to provide the Fund with a set of investment restrictions that reflect the current legal and investment environments, and will not unnecessarily restrict the portfolio manager's investment discretion.

Conforming the Fund's Investment Policies

The boards of directors of three other funds in the Nicholas fund family – Nicholas Equity Income Fund, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. – are recommending that similar changes be made to the investment restrictions of those funds. The purpose of these parallel proposals is to conform the policies among the four funds. The Board of Directors believes that these changes will promote administrative convenience and provide stockholders with increased investment flexibility. The effect of implementing these proposals should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of policies among certain funds in the Nicholas fund family.

What You Should Consider

We are asking you to vote on the changes recommended by the Board of Directors because the restrictions are fundamental and may be changed only with stockholder approval, as required by the 1940 Act. The Board of Directors expects that you will benefit from these proposed changes to the Fund's fundamental investment restrictions in several ways, including, without limitation:

- The proposed changes expand the range of investment opportunities and techniques available to manage the Fund's portfolio.

- The Board of Directors will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when the Board of Directors determines that a response is both appropriate and prudent.

- By minimizing the number of policies that can be changed only by stockholder vote, the Board of Directors will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a stockholder meeting when making changes to investment policies that, at a future time, the Board of Directors consider to be in the best interest of the Fund.

- The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

- The boards of directors of the following Funds in the Nicholas fund family are making similar proposals to their stockholders: Nicholas Equity Income, Inc., Nicholas II, Inc. and Nicholas Limited Edition, Inc. We are optimistic that the changes will be well received by stockholders across the Nicholas family of funds.

In order to fully benefit from the proposed changes, the Board of Directors may change some of the non-fundamental policies of the Fund, subject to stockholder approval of a change to the related fundamental policy. Although the adoption or modification of non-fundamental investment policies and restrictions does not require stockholder approval, we must provide you with notice when effecting such changes.

Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Directors does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund or the manner in which the Fund is operated.

Recommended Investment Policy Changes

We are asking you to consider and approve the changes described below under Proposal 4(a) – (m).

Proposal 4(a): Elimination of the fundamental restriction on investments involving options, trading on margin and short selling

Current Fundamental Limitations:

The Fund may not write, purchase or sell puts, calls or combinations thereof or buy on margin or sell short.

Recommendation and Reasons for Recommendation: We recommend eliminating this policy. This change will give the Board of Directors increased flexibility to accommodate evolving investment strategies in a dynamic regulatory environment. The Fund has no present intent to purchase securities on margin, or participate in short selling, except as permitted under the 1940 Act and current regulations. The SEC staff's current position, with limited exceptions, prohibits mutual funds from engaging in such activities. The elimination of this policy means that the Fund's Board of Directors could in the future amend the policy without causing the Fund to incur the costs of stockholder approval if (i) the regulatory restrictions or the SEC staff's position changes and (ii) the Fund's Board of Directors and portfolio manager determine that such activities are consistent with the Fund's investment objective and investment strategy. The Fund may participate in transactions involving puts, calls or combinations thereof to the extent that such investments are consistent with the Fund's objectives and strategies and applicable law.

Proposal 4(b): Amendment of the fundamental restriction on loans

Current Fundamental Limitations:

The Fund may not lend money, except for:

a. The purchase of a portion of an issue of publicly distributed debt securities;

b. The purchase of bank certificates of deposit or commercial paper;

c. The purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund. Repurchase agreements maturing in more than seven days are considered illiquid assets; or

d. The purchase of a portion of bonds, debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the 1940 Act, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

The 1940 Act requires that the Fund adopt a fundamental policy with respect to making loans. These changes would afford the Fund the maximum flexibility to make loans to the extent permitted under the 1940 Act. In addition, this amendment promotes uniformity among the Nicholas funds.

Proposal 4(c): Amendment of the fundamental restriction on real estate and commodity investment

Current Fundamental Limitations:

The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities or real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

Recommendation and Reasons for Recommendation: We recommend amending this policy to provide, in the form of two separate policies, as follows:

The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

The Fund will not purchase physical commodities or contracts relating to physical commodities.

This change clarifies the Fund's policies with respect to real estate investment and investment in commodities. Currently, the policies are set forth in a single policy statement. We believe that designating separate policy statements facilitates investor reference when considering a new or continued investment in the Fund.

The proposed investment restrictions are similar to the current policies. The change to the real estate investment policy makes clear that the Fund may invest in financial derivatives contracts and options on financial derivatives contracts, or companies that operate in the real estate industry. The change to the commodities investment policy clarifies the Fund's ability to invest in financial derivatives contracts and options on financial derivatives contracts, but not traditional commodities or commodity contracts. In addition, both changes promote uniformity among the Nicholas funds.

Proposal 4(d): Amendment to the fundamental restrictions on borrowing and issuing senior securities.

Current Fundamental Limitations:

The Fund may not borrow money, except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

The Fund may not issue senior securities in violation of the 1940 Act, as amended.

Recommendation and Reasons for Recommendation: We recommend amending and combining these two policies to provide as follows:

The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

With this change, the Fund would have the maximum flexibility to borrow money and issue senior securities to the extent permitted under the 1940 Act if the Fund's adviser and the Board of Directors determine that such borrowing is in the best interests of the Fund and is consistent with both the Fund's investment objective and with the requirements of the 1940 Act. This proposal is recommended to clarify that the Fund has the ability to borrow money and issue senior securities to the full extent consistent with law or regulatory interpretation. If this proposal is approved, the Fund will be permitted to borrow money in any manner consistent with the 1940 Act, which may include the use of reverse repurchase agreements, purchases of securities on margin, and other leveraging techniques. The proposed amendment does not reflect a change in the Fund's anticipated borrowing activity.

In conjunction with the proposed modification to the Fund's fundamental policies on borrowing, the Board of Directors anticipates that it will amend or adopt certain non-fundamental investment policies with regard to borrowing, subject to receipt of stockholder approval of this Proposal 4(d). Thus, if stockholders approve the fundamental policy change as proposed in this Proposal 4(d), the Board of Directors plans to amend the related non-fundamental restriction. Appendix C attached hereto provides information regarding the most current non-fundamental investment restrictions of the Fund, including those proposed contingent changes related to borrowing.

Proposal 4(e): Elimination of the policy on investing for management or control.

Current Fundamental Limitations:

The Fund may not invest for the purpose of exercising control or management of any company.

Recommendation and Reasons for Recommendation: We recommend eliminating the policy on control and management. The 1940 Act does not require that the Fund have a policy on investing for control or management unless the Fund intends to invest for the purpose of exercising control or management of another company.

Proposal 4(f): Reclassification of the fundamental restrictions on issuer concentration and issuer diversification to a non-fundamental restriction

Current Fundamental Limitations:

The Fund may not purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

Recommendation and Reasons for Recommendation: We recommend reclassifying of the policy on issuer concentration and diversification as a non-fundamental policy. Although the Fund does not currently intend to change its practices with respect to issuer diversification, the board of directors believes it would be in the best interests of the Fund to reserve the flexibility for the board of directors to revise this policy, to the extent permitted by applicable law, without the Fund incurring the costs of stockholder approval.

Proposal 4(g): Amendment of the fundamental restriction on industry concentration

Current Fundamental Limitations:

The Fund may not concentrate its investment in particular industries, with the exception of electric companies and systems.

Recommendation and Reasons for Recommendation: We recommend amending this policy as follows:

The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The 1940 Act requires that each fund adopt a fundamental policy regarding industry concentration. The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Nicholas funds. If adopted by the stockholders, this policy is not expected to alter the investment practices of the Funds. Currently, the Fund does not concentrate its investments in a single industry and has no current plans to change this investment strategy.

Proposal 4(h): Elimination of the fundamental restriction on related party ownership

Current Fundamental Limitations:

The Fund may not purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

Recommendation and Reasons for Recommendation: We recommend elimination of this policy. This restriction, which was previously required by state blue sky laws, is no longer required.

Proposal 4(i): Elimination of the fundamental restriction on pledging of Fund assets

Current Fundamental Limitations:

The Fund may not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

Recommendation and Reasons for Recommendation: We recommend elimination of this policy. This restriction, which was previously required by state blue sky laws, is no longer required. Although the Fund does not currently intend to change its practices with respect to pledging or otherwise encumbering its assets, the Board of Directors believes it would be in the best interests of the Fund to reserve the flexibility to permit the Fund to engage in these practices to the extent permitted by applicable law.

Proposal 4(j): Elimination of the fundamental restriction on participation in joint trade accounts

Current Fundamental Limitations:

The Fund may not participate on a joint or joint and several basis in any securities trading account.

Recommendation and Reasons for Recommendation: We recommend eliminating this policy. This change will give the Board of Directors increased flexibility to accommodate evolving investment strategies in a dynamic regulatory environment. The Fund has no present intent to purchase to participate in joint trading accounts, except as permitted under the 1940 Act and current regulations. The SEC staff's current position, with limited exceptions, prohibits mutual funds from engaging in such activities. The elimination of this policy means that the Fund's Board of Directors could in the future amend the policy without causing the Fund to incur the costs of stockholder approval if (i) the regulatory restrictions or the SEC staff's position changes and (ii) the Board of Directors and portfolio manager determine that such activities are consistent with the Fund's investment objective and investment strategy.

Proposal 4(k): Amendment and reclassification of the fundamental restriction on investment in registered investment companies

Current Fundamental Limitations:

The Fund may not purchase securities of other registered investment companies, except where no sales charge or commission is incurred.

Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

The Fund may not purchase securities of other registered investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

We further recommend reclassifying the amended policy as a non-fundamental policy. The Fund is not required to have a fundamental investment restriction on investing in other investment companies, however, the Fund is subject to such restrictions under the 1940 Act. If you approve the reclassification of the policy, the Board of Directors could in the future amend the restriction if, for example, the 1940 Act limitations change, without the Fund incurring the costs of stockholder approval.

Proposal 4(l): Elimination of the fundamental restriction on underwriting activities

Current Fundamental Limitations:

The Fund may not act as an underwriter of securities of other issuers.

Recommendation and Reasons for Recommendation: We recommend amending this policy to provide as follows:

The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.

The proposed fundamental restriction is substantially similar to the current restriction and is intended to standardize the fundamental policies among the Nicholas family of funds. If adopted by stockholders, this policy is not expected to alter the investment practices of the Fund.

Proposal 4(m): Elimination of the fundamental restriction on investment in unseasoned companies

Current Fundamental Limitations:

The Fund may not invest in companies having a record of less than three years' continuous operation.

Recommendation and Reasons for Recommendation: We recommend elimination of this policy. This restriction, which was previously required by state blue sky laws, is no longer required under state law. Moreover, the 1940 Act does not require that this restriction be a fundamental investment policy of the Fund. This change would give the Fund added flexibility to effect investment strategies by widening the range of investments the Fund may pursue, subject to the limitations of the 1940 Act.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF PROPOSALS 4(a) – 4(m).

PROPOSAL 5.

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

OF

NICHOLAS INCOME FUND, INC.

The Board of Directors, including each of the non-interested directors, has unanimously approved the selection of Deloitte & Touche LLP ("Deloitte") as the independent public accountants of the Fund for the fiscal year ending December 31, 2004 and hereby seeks stockholder ratification of such selection. Deloitte has advised the Fund that neither nor any of its members or employees has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund, in accordance with the rules and regulations promulgated by the SEC. Representatives of Deloitte are expected to be present at the Special Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

AUDIT FEES. The aggregate fees billed the Fund for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund's annual financial statements and review of the financial statements included in the Fund's interim reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,718.00 and $15,900.00 for fiscal years 2002 and 2003, respectively.

AUDIT-RELATED FEES. In each of the last two fiscal years, the Fund was billed no fees for assurance and related services by Deloitte that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under "Audit Fees."

TAX FEES. The aggregate fees billed to the Fund in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning are $7,294.00 and $2,600.00 for fiscal years 2002 and 2003, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. None of such fees required approval by the Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ALL OTHER FEES. There were no fees billed to the Fund in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported at "Audit Fees", "Audit-Related Fees", and "Tax Fees" above, for fiscal years 2002 and 2003, respectively. Accordingly, no approval of the Fund's Board of Directors was required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The following table summarizes the fees billed by Deloitte to the Fund and the Fund's adviser, Nicholas Company, Inc., rendered during the two most recent fiscal years and percentage of such fees approved by the board of directors:

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fiscal 2002
Nicholas Company	$8,400.00	$0	$0	$0
Nicholas Income	$15,718.00	$0	$7,294.00	$0
Percent Approved	100%	0%	100%	0%

Fiscal 2003
Nicholas Company	$8,400.00	$0	$0	$0
Nicholas Income	$15,900.00	$0	$2,600.00	$0
Percent Approved	100%	0%	100%	0%

The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

Because there were no non-audit services rendered to the Fund's adviser by Deloitte or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the Board of Directors has not considered whether the provision of such non-audit services is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by Deloitte to the Fund's adviser or such other entities.

The Board of Director has not adopted pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. It is the Board of Directors intent that with respect to all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and Deloitte be subject to pre-approval by the Board of Directors.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE OF THE APPOINTMENT OF INDEPENDENT PURBLIC ACCOUNTANTS.

OTHER MATTERS

The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

ADDITIONAL INFORMATION REGARDING DIRECTORS OF NICHOLAS INCOME FUND, INC.

Director Security Ownership and Compensation

The Board of Directors held four meetings during the Fund's most recently completed fiscal year. No director attended fewer than 75% of the aggregate of the number of meetings of the board of directors and the number of meetings held by all committees of the Board of Directors on which such director served.

The table below sets forth (i) the aggregate dollar range of shares owned beneficially by each director of the Fund and (ii) the aggregate dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director as of the Record Date.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Albert O. Nicholas
Robert H. Bock
Timothy P. Reiland

The Fund pays each non-interested director a per meeting fee of $1,250 for meetings of the Board of Directors or committees of the Board of Directors attended by the director. Except for travel and out-of-pocket expenses, the non-interested directors do not receive any other form or amount of compensation from the Nicholas fund complex. All other directors and officers of the Fund are compensated by Nicholas Company in accordance with its advisory agreement with the Fund.

The following table sets forth the compensation received by each non-interested director from the Fund during its most recently completed fiscal year, as well as the total compensation received by each director from all of the funds in the Nicholas fund complex during the most recently completed fiscal year. Since none of the Fund's officers or interested directors, as defined by the 1940 Act, are compensated by the Fund, only the non-interested directors of the Fund are listed in the table. As noted earlier, officers and interested directors of the Fund are compensated by Nicholas Company, the investment adviser to the Fund. The fund does not currently provide any pension or retirement benefits for its directors.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors (1)
Robert H. Bock	$5,000.00	$0	$0	$17,200.00
Jay H. Robertson	$5,000.00	$0	$0	$15,700.00

______________________________

(1) The Fund's last completed fiscal year ended December 31, 2003.

Audit Committee Financial Expert

The Fund's Board of Directors has determined that no member of the Board of Directors is an audit committee financial expert as that term is defined for purposes of this item. The Board of Directors routinely holds its meetings with the other six funds in the Nicholas complex, there is substantial overlap in the boards of each of those funds, auditors for funds in the Nicholas complex make presentations jointly to the boards of the funds which they audit and three of those funds have the same auditor as the Fund. The boards of directors of five of those other funds in the Nicholas fund family have determined that one of their members meets the definition of audit committee financial expert; however, that person is not a director of the Fund. The Fund believes that the joint meetings and presentations with the other funds in the Nicholas complex and the availability and presence of the board member of other funds in the Nicholas complex who is an audit committee financial expert gives the Fund some of the benefit.

Committees of the Board of Directors

The full Board of Directors serves as the Fund's audit committee. The Board of Directors believes that the three-member board, which is comprised of two non-interested directors, is well positioned to review and oversee the Fund's financial reporting process, internal controls and independent auditors. When appropriate, the independent directors of the Fund meet in executive session and provide recommendations to the full Board of Directors. From time to time the Board of Directors reviews the ability of the full board to effectively carry out the audit committee functions which it performs. If in the future, the Board of Directors determines that it can no longer perform effectively in this capacity or that it would be in the best interest of the stockholders to form a standing audit committee, it will undertake the necessary action to designate a standing audit committee.

The Fund does not have a standing nominating committee. The non-interested directors function as the Fund's nominating committee (the "Nominating Committee"). Among other things, the Nominating Committee screens and selects candidates for nomination to the Board of Directors. The Nominating Committee will consider nominees for director recommended by stockholders. When considering a nominee, the Nominating Committee looks for certain qualities, including, without limitation, business experience, high ethical standards and an understanding of financial instruments and markets.

Communications With Directors

Stockholders wishing to send communications to the Board of Directors may communicate with members of the Boards of Directors by submitting a written communication directed to the Board of Directors in care of the Fund's secretary at the address provided in the Fund's prospectus.

EXECUTIVE OFFICERS OF NICHOLAS INCOME FUND, INC.

The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

Officer Name(1)	Position(s) Held With Fund	Length of Time Served

Albert O. Nicholas(2)(4) David L. Johnson(4) Thomas J. Saeger David O. Nicholas(3)(4) Jeffrey T. May Candace L. Lesak Kathleen A. Evans Lawrence J. Pavelec

President

Executive Vice President

Executive Vice President and Secretary

Senior Vice President & Co-Portfolio Manager

Senior Vice President and Treasurer

Vice President

Assistant Vice President

Co-Portfolio Manager

27 years 22 years 27 years 9 years 10 years 17 years 17 years 1 year

_______________________________________________________

(1) "Interested persons" of Nicholas Company, the investment adviser to the Fund, as that term is defined in the 1940 Act.

(2) Mr. A. Nicholas is Chief Executive Officer and a director of the investment adviser and owns 51% of the outstanding voting securities of the investment adviser.

(3) Mr. D. Nicholas is President and a director of Nicholas Company.

(4) David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Mr. A. Nicholas.

The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve, or have been nominated to serve, as directors, whose background information may be found in Proposal 1) are set forth below. Unless indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Fund is paid by Nicholas Company pursuant to the terms of the Investment Advisory Agreement between the Fund and Nicholas Company. No executive officer receives any compensation from the Fund.

KATHLEEN A. EVANS, Age 55. Ms. Evans has been Vice President of Nicholas Company, and has been employed by Nicholas Company, Inc. since March 1985.

DAVID L. JOHNSON, Age 62. Mr. Johnson has been Executive Vice President of Nicholas Company, Inc., the investment adviser to all of the Nicholas funds, and has been employed by Nicholas Company since 1980. He is a Chartered Financial Analyst.

CANDACE L. LESAK, Age 46. Ms. Lesak has been an employee of Nicholas Company since February 1983. She is a Certified Financial Planner.

JEFFREY T. MAY, Age 48. Mr. May has been Senior Vice President, Treasurer and Compliance Officer of Nicholas Company, and has been employed by Nicholas Company since July 1987. He is a Certified Public Accountant.

THOMAS J. SAEGER, Age 60. Mr. Saeger has been Executive Vice President and Assistant Secretary of Nicholas Company, and has been employed by Nicholas Company since May 1969. He is a Certified Public Accountant.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Ownership of the Fund

Beneficial Ownership of More Than Five Percent

Set forth below are the names and addresses of all holders of the Fund's common stock who, as of the record date, are known by the Fund to beneficially own 5% or more of the Fund's outstanding shares of common stock.

Name and Address of Beneficial Owner	Number of Shares	Percentage

Ownership of the Fund's Shares by Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of the Fund's outstanding shares as of the record date by (i) directors and executive officers of the Fund; and (ii) directors and executive officers of the Fund as a group. With the exception of Director Albert O. Nicholas, as of ___________, 2004, each director and officer of the Fund owned less than 1% of the outstanding shares of the Fund.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage

Albert O. Nicholas(2)
David O. Nicholas(2)
Thomas J. Saeger(2)
Robert H. Bock
Timothy P. Reiland
Jay H. Robertson

Directors and Officers As a Group

(1) Full shares beneficially owned as of the record date.

(2) Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

INFORMATION ABOUT THE INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and to approximately 15 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. The current directors of Nicholas Company are Albert O. Nicholas, David O. Nicholas and David E. Leichtfuss.

INFORMATION ABOUT THE PORTFOLIO MANAGER

The table below summarizes the business experience during the past five years of the current portfolio managers of the Fund.

Portfolio Managers	Nicholas Funds Managed

David O. Nicholas (Age 43)

President, Chief Investment Officer and Director, Nicholas Company, Inc., the investment adviser to all of the Nicholas funds and employed by the adviser since 1986. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II and Nicholas Limited Edition since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund since November 1996 and of Nicholas Income Fund since April 2001 and Nicholas Equity Income Fund since July 2001. He is a Chartered Financial Analyst.

Nicholas Fund Nicholas II Nicholas Limited Edition Nicholas Equity Income Fund Nicholas Income Fund

Lawrence J. Pavelec (Age 45)

Senior Vice President, Nicholas Company, Inc., the Adviser to all of the Nicholas funds, and employed by the Adviser since April 2003. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolio of Nicholas Income Fund since April 2003. Portfolio Manager from 1999 to April 2003, Brandeis Investment Partners, an investment advisory firm. He is a Chartered Financial Analyst.

Nicholas Income Fund

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. acts as custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend disbursing agent of the Fund. As custodian, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. U.S. Bank N.A. and U.S. Bancorp Fund Services, LLC do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to stockholders.

LEGAL COUNSEL

Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the legal counsel to the Fund.

PROPOSALS OF STOCKHOLDERS

The Fund is generally not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. Therefore, the anticipated date of the next stockholder meeting of the Fund cannot be provided. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of stockholder meetings, as well as the related expenditure of staff time.

A stockholder desiring to submit a proposal intended to be presented at any meeting of stockholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. Such proposal must be received a reasonable time before the Fund begins to print and mail the proxy materials in connection with the meeting to be considered for inclusion in the proxy materials for that meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a stockholder proposal to be considered at a stockholder meeting, it must be a proper matter for consideration under applicable law.

ANNUAL REPORT DELIVERY

Audited financial statements for the Fund appear in the Fund's Annual Report, which was sent to stockholders earlier this year or at the end of last year. The 2003 annual report for the Fund was made available on or before February 29, 2004.

THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AT NO COST. TO REQUEST A REPORT, PLEASE CONTACT THE FUND AT 700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202 OR CALL 1-800-227-5987, AND A REPORT WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST. THESE REPORTS DO NOT FORM ANY PART OF THE PROXY SOLICITATION MATERIAL.

EVEN IF YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO PROMPTLY VOTE BY PHONE OR OVER THE INTERNET, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

APPENDIX A

Nicholas Income Fund, Inc.

Select Bylaw Provisions

The following provisions of the bylaws of Nicholas Income Fund, Inc. (the "Fund") currently may not be amended without stockholder approval. If Proposal 3 is approved, the bylaws of the Fund, including those sections set forth below, may be amended by the majority vote of the board of directors of the Fund without stockholder approval.

ARTICLE III

OFFICERS AND EMPLOYEES

* * * * *

Section 3. Bonding. Each officer and employee of the corporation who singly or jointly with others has access to securities or funds of the corporation, either directly or through authority to draw upon such funds or to direct generally the disposition of such securities shall be bonded against larceny and embezzlement by a reputable fidelity insurance company authorized to do business in Wisconsin. Each such bond, which may be in the form of an individual bond or a schedule or blanket bond covering all such officers and employees, shall be in such form and for such amount (determined at least annually) as the board of directors shall determine in compliance with the requirements of Section 17(g) of the Investment Company Act of 1940, as amended, and the rules, regulations or orders of the Securities and Exchange Commission thereunder.

* * * * *

ARTICLE IV

RESTRICTIONS ON COMPENSATION,

TRANSACTIONS AND INVESTMENTS

* * * * *

Section 2. Compensation and Profit from Purchases and Sales. No affiliated person of the corporation, as defined in the Investment Company Act of 1940, as amended, or affiliated person of such person, shall, except as permitted by Section 17(e) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder, (i) acting as agent, accept from any source any compensation for the purchase or sale of any property or securities to or for the corporation or any controlled company of the corporation, as defined in the Investment Company Act of 1940, as amended, or (ii) receive from any source a commission, fee or other remuneration for effecting such transaction. The investment adviser of the corporation shall not profit directly or indirectly from sales of securities to or from the corporation.

Section 3. Transactions with Affiliated Persons. No affiliated person of the corporation, as defined in the Investment Company Act of 1940, as amended, or affiliated person of such person shall knowingly (i) sell any security or other property to the corporation or to any company controlled by the corporation, as defined in the Investment Company Act of 1940, as amended, except shares of stock of the corporation or securities of which such person is the issuer and which are part of a general offering to the holders of a class of its securities, (ii) purchase from the corporation or any such controlled company any security or property, other than shares of stock of the corporation, (iii) acting as principal, effect any transaction in which the corporation or controlled company is a joint or joint and several participant with such person; provided, however, that this section shall not apply to any transaction permitted by Sections 17(b), (c) or (d) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder.

* * * * *

Section 6. Portfolio Transactions. The corporation shall not purchase, acquire or retain:

(a) the securities of any issuer if an officer or director of the corporation or its investment adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer;

(b) any security issued by or any interest in the business of an investment company, insurance company, broker, dealer, underwriter or investment adviser, except as permitted under Sections 12(d), (e) and (g) of the Investment Company Act of 1940, as amended, or the rules, regulations or orders of the Securities and Exchange Commission thereunder;

(c) voting securities of another issuer, the acquisition or retention of which would result in circular or cross ownership, as defined in Section 20(c) of the Investment Company Act of 1940, as amended, or

(d) during the existence of any underwriting or selling syndicate, any security, except stock of the corporation, a principal underwriter of which is an officer, director, investment adviser or employee of the corporation, or is a person (other than a company of the character described in Sections 12(d)(3)(A) and (B) of the Investment Company Act of 1940, as amended) of which any such officer, director, investment adviser or employee is an affiliated person, as defined in the Investment Company Act of 1940, as amended, unless in acquiring such security the corporation is itself acting as a principal underwriter for the issue, except as the Securities and Exchange Commission, by rules, regulations or order shall permit.

Section 7. General Business and Investment Activities. The corporation shall not:

(a) purchase any security on margin, except such short term credits as are necessary for the clearance of transactions;

(b) participate on a joint or joint and several basis in any trading account in securities;

(c) effect a short sale of any security;

(d) act as an underwriter in the distribution of any security other than stock of the corporation;

(e) make loans to other persons, except for (i) the purchase of a portion of an issue of publicly distributed debt securities; (ii) the purchase of debt securities issued by the U.S. Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the vendor for later delivery, in an amount not to exceed 20% of the total net assets, taken at market, of the corporation; and (iii) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 10% of the total net assets, taken at market, of the corporation;

(f) borrow money or issue senior securities except to the extent permitted under Sections 18(f), (g) and (h) of the Investment Company Act of 1940, as amended, provided that the amount of money that may be borrowed shall not exceed that which would be permitted under the margin requirements of the Board of Governors of the Federal Reserve System, in force at the time of the borrowing, as specified by Regulation T, or any amendment thereto;

(g) purchase or sell real estate or interests in real estate, commodities or commodity futures. The Corporation may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Corporation's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Corporation's total assets be invested in the real estate industry in the aggregate;

(h) deviate from its policy in respect to concentration of investments in any particular industry or group of industries as reported in its registration statement under the Investment Company Act of 1940, as amended, or deviate from any fundamental policy recited in such registration statement pursuant to Section 8(b)(2) of the Investment Company Act of 1940, as amended;

(i) change the nature of its business so as to cease to be an investment company; or

(j) charge any sales load or commission in connection with the issuance or sale of any stock of the corporation; provided that the Board of Directors may impose a redemption charge in such amount, with such limitations and at such times as the Board of Directors in its discretion shall determine.

* * * * *

ARTICLE VI

ACCOUNTS, REPORTS AND CUSTODIAN

* * * * *

Section 3. Preparation and Maintenance of Accounts, Records and Statements. The president, an executive vice president, a senior vice president, a vice president or the treasurer shall prepare or cause to be prepared annually, a full and correct statement of the affairs of the corporation, including a balance sheet or statement of financial condition and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting of the shareholders (if there is one) and filed within 20 days thereafter at the principal office of the corporation in the State of Maryland. The proper officers of the corporation shall also prepare, maintain and preserve or cause to be prepared, maintained and preserved the accounts, books and other documents required by Section 31 of the Act and shall prepare and file or cause to be prepared and filed the reports required by Section 30 of the Act. No financial statement shall be filed with the Securities and Exchange Commission unless any officer or employee who prepared or participated in the preparation of such financial statement has been specifically designated for such purpose by the board of directors.

Section 4. Auditors. No independent public accountant shall be retained or employed by the corporation to examine, certify or report on its financial statements for any fiscal year unless such selection (i) shall have been approved by a majority of the entire board of directors within 30 days before or after the beginning of such fiscal year, and (ii) shall otherwise meet the requirements of Section 32 of the Act. If the board of directors shall select an independent public accountant that has not previously been employed by the Corporation, such selection shall be submitted to the shareholders for ratification or rejection within 120 days after such selection by the board of directors, at a shareholders' meeting called pursuant to Section 3 of Article I of these By-Laws.

Section 5. Custodian. All securities, evidences of indebtedness and funds of the corporation shall be entrusted to the custody of one or more custodians or depositaries, each of which shall be a bank or trust company which is a member of the Federal Reserve System having capital, surplus and undivided profits of not less than Two Million ($2,000,000) Dollars, as set forth in its most recently published report of condition, and the qualifications prescribed by and pursuant to Sections 17(f) and 26 of the Act, employed as agent or agents of the corporation by the board of directors.

Section 6. Agreement with Custodian. Each custodian shall be employed pursuant to a written agreement which shall conform to the requirements prescribed by any applicable rules and regulations of the Securities and Exchange Commission under the Act, and, except as otherwise provided by such rules and regulations, shall provide substantially as follows:

(a) The custodian shall keep (i) all cash on deposit with it or with such other banks in the name of the custodian as the corporation shall direct, and (ii) all securities in a separate account, not commingled with other assets, in the name of the custodian, its nominee or the corporation in care of the custodian, or in the custody of the custodian or its agents in street certificate or bearer form. The custodian shall receive and collect the income or funds due with respect to such securities.

(b) Securities and cash held by the custodian may be withdrawn only upon written order signed on behalf of the corporation by two employees, at least one of whom shall be an officer, included within a list of officers and employees certified for such purpose by resolution of the board of directors.

(c) Securities held by the custodian may be withdrawn only for the following purposes:

(i) The sale of such securities for the account of the corporation with delivery and payment therefor in accord with procedures and customs used by the custodian in the sale of securities for the trust estates of which it is trustee;

(ii) The delivery of securities in exchange for or conversion into other securities alone, cash or cash and other securities pursuant to the provisions of such securities or a plan of merger, consolidation, reorganization, recapitalization or readjustment of the securities of the issuer thereof;

(iii) The surrender of warrants, rights or similar securities in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

(iv) The delivery of securities to a lender as collateral on borrowing effected by the corporation; and

(v) The delivery of securities as a redemption in kind of or distribution on stock of the corporation;

provided that in each case specified in clauses (ii), (iii) and (iv) the payment, collateral or securities to be received are delivered to the custodian simultaneously or as promptly thereafter as possible.

(d) Cash held by the custodian may be withdrawn only for the following purposes:

(i) The purchase of securities to be retained by the custodian with delivery and payment therefor in accord with procedures and customs used by the custodian in the purchase of securities for the trust estates of which it is trustee;

(ii) The redemption or purchase of stock of the corporation;

(iii) The payment of dividends or other distributions on stock of the corporation;

(iv) The payment of taxes, interest, or the investment adviser's fees incurred in connection with the operation of the corporation;

(v) The payment in connection with the conversion, exchange or surrender of securities owned by the corporation; or

(vi) The deposit of funds in the name of the custodian in or with any other bank or trust company designated by the corporation.

Section 7. Termination of Custodian Agreement. Any employment agreement with a custodian shall be terminable on 60 days' notice in writing by the board of directors or the custodian and upon any such termination the custodian shall turn over only to the succeeding custodian designated by the board of directors all funds, securities and property and documents of the corporation in its possession.

Section 8. Checks and Requisitions. Except as otherwise authorized by the board of directors, all checks and drafts for the payment of money shall be signed in the name of the corporation by a custodian, and all requisitions or orders for the payment of money by a custodian or for the issue of checks and drafts therefor, all promissory notes, all assignments, or stock or securities standing in the name of the corporation, and all requisitions or orders for the assignment of stock or securities standing in the name of a custodian or its nominee, or for the execution of powers to transfer the same, shall be signed in the name of the corporation by not less than two persons (who shall be among those persons designated for this purpose by the board of directors) at least one of which shall be an officer. Promissory notes, checks or drafts payable to the corporation may be endorsed only to the order of a custodian or its nominee or the treasurer or president or by such other person or persons as shall be thereto authorized by the board of directors.

* * * * *

ARTICLE VII

GENERAL PROVISIONS

* * * * *

Section 6. Dividends. Dividends upon the stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting, or by unanimous written consent, all pursuant to law. The source of each dividend payment shall be disclosed to the shareholders receiving such dividend, to the extent required by the laws of the State of Maryland and by Section 19 of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 7. Indemnification. Any person who is serving or has served as a director or officer of the corporation or, at its request, as a director or officer of another corporation in which it owns stock or of which it is a creditor, shall be indemnified by the corporation against expenses (including judgments, amounts paid in settlement and fees and expenses of counsel and experts) actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he is made a party, or from any claim with which he is threatened by reason of his being or having been a director or officer of the corporation or any such other corporation (whether or not he continues to be a director or officer at the time such expense is incurred by him), except in relation to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves such person from liability to the corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, indemnification shall be conditioned upon the prior determination by a resolution of two-thirds of those members of the board of directors of the corporation who are not involved in the action, suit, proceeding or claim and who are not interested directors as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (or, if a majority of such members are so involved, upon the prior written opinion of independent counsel), that such person has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the board of directors, or by independent counsel, and the payments of amounts by the corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the corporation or its security holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the event of such person's death, the right to indemnification shall extend to his legal representative. The corporation may advance attorneys' fees or other expenses incurred by its directors, officers, investment adviser, agent or employee in defending a proceeding, upon the undertaking by or on behalf of the person to be indemnified ("indemnitee") to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the advance is conditioned on one of the following: (1) the indemnitee shall provide a security for his undertaking; (2) the corporation shall be insured against losses arising by reason of any lawful advances; or (3) a majority of a quorum of the disinterested non-party directors of the corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The foregoing rights of indemnification shall be exclusive of any other rights to which the officers and directors may be entitled according to law.

Section 8. Amendments. The board of directors shall have the power to alter or repeal any by-laws of the corporation and to make new by-laws, except that the board shall not alter or repeal any by law made by the shareholders and shall not alter or repeal Section 3 of Article III, Sections 2, 3, 6 and 7 of Article IV, Sections 3 through 8 of Article VI and Sections 6 through 8 of Article VII. The shareholders shall have the power at any meeting, if notice thereof be included in the notice of such meeting, to alter or repeal any by-laws of the corporation and to make new by-laws.

PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

THREE EASY WAYS TO VOTE YOUR PROXY

Read the Proxy Statement and have the Proxy card at hand.

TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

INTERNET: Go to www.proxyweb.com and follow the on-line directions.

MAIL: Vote, sign, date and return your proxy by mail.

If you vote by Telephone or Internet, do not mail your proxy.

NICHOLAS INCOME FUND, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER ___, 2004

The undersigned hereby appoints [_______________] and [_______________] or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of Nicholas Income Fund, Inc. (the "Fund") held by the undersigned on August ___, 2004, at a Special Meeting of Stockholders to be held at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin 53202, on October ___, 2004, at [a.m.,/p.m.] Milwaukee time, and at any adjournments or postponements thereof, upon the matter on the reverse as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Date: __________________

Signature (Sign in the Box)

Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!

(Please see reverse side)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

Proposal 1: Election of Four Directors

VOTE WITH RESPECT TO THE FULL SLATE OF DIRECTORS BY MARKING THE APPROPRIATE OMNIBUS SELECTION

(01) A. Nicholas

(02) R. Bock

(03) T. Reiland

(04) J. Robertson

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided.

FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT

Proposal 2: VOTE WITH RESPECT TO ALL OF PROPOSALS 2(a)-(d) TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION OF THE FUND BY MARKING THE APPROPRIATE SELECTION

2(a) Proposal to permit the directors to classify shares of the Fund common stock

2(b) Proposal to provide that the vote of a majority of the votes of all shares entitled to be cast in order to take or authorize an action is required to take or authorize such action, notwithstanding any other provisions of Maryland General Corporation Law

2(c) Proposal to establish the quorum requirement of the Fund

2(d) Proposal to set forth a provision providing for the indemnification by the Fund of the Fund’s officers and directors to the extent permitted by applicable law

(INSTRUCTION: If you do not wish to approve a particular amendment change, MARK the box "FOR ALL EXCEPT AS MARKED" AND write the letter(s) of the sub-proposal on the line provided.)

FOR ALL	AGAINST	ABSTAIN
EXCEPT AS	ALL	ALL
MARKED

Proposal 3: Amendment and Restatement of the Bylaws of the Fund

Proposal to permit the Board of Directors to amend the Fund’s bylaws.

FOR	AGAINST	ABSTAIN

Proposal 4: Changes to Certain Investment Restrictions

VOTE WITH RESPECT TO ALL OF PROPOSALS 4(a)-(i) TO CHANGE CERTAIN FUNDAMENTAL RESTRICTIONS OF THE FUND BY MARKING THE APPROPRIATE OMNIBUS SELECTION

4(a) investing in options, purchasing securities on margin and short selling

4(b) loans

4(c) real estate and commodity investment

4(d) borrowing and issuing senior securities

4(e) investing for control or management and issuer diversification

4(f) issuer concentration

4(g) industry concentration

4(h) related party ownership

4(i) pledging of Fund assets

4(j) participating in joint trading accounts

4(k) registered investment companies

4(l) underwriting activities

4(m) unseasoned companies

(INSTRUCTION: If you do not wish to approve a particular investment policy/restriction change, MARK the box "FOR ALL EXCEPT AS MARKED" AND write the letter(s) of the sub-proposal on the line provided.)

FOR ALL	AGAINST	ABSTAIN
EXCEPT AS	ALL	ALL
MARKED

Proposal 5: Ratification of the Appointment of Independent Auditors

Proposal to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as independent public accountants of the Fund for fiscal year 2004

FOR	AGAINST	ABSTAIN

END OF FILING